BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	9 Months Ended
Sep. 30, 2023
Accounting Policies [Abstract]
BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business

DarkPulse, Inc. (“DPI” or “Company”) is a technology-security company incorporated in 1989 as Klever Marketing, Inc. (“Klever”). Its’ wholly-owned subsidiary, DarkPulse Technologies Inc. (“DPTI”), originally started as a technology spinout from the University of New Brunswick, Fredericton, Canada. The Company’s security and monitoring systems will initially be delivered in applications for border security, pipelines, the oil and gas industry and mine safety. Current uses of fiber optic distributed sensor technology have been limited to quasi-static, long-term structural health monitoring due to the time required to obtain the data and its poor precision. The Company’s patented BOTDA dark-pulse sensor technology allows for the monitoring of highly dynamic environments due to its greater resolution and accuracy.

The Company’s subsidiaries consisted of Optilan HoldCo 3 Limited, a company headquartered in Coventry, United Kingdom (“Optilan”) whose focus is in telecommunications, energy, rail, critical network infrastructure, pipeline integrity systems, renewables and security; Remote Intelligence, LLC, a company headquartered in Pennsylvania who provides unmanned aerial drone and unmanned ground crawler (UGC) services to a variety of clients from industrial mapping and ecosystem services, to search and rescue, to pipeline security; Wildlife Specialists, LLC, a company headquartered in Pennsylvania who provides clients with comprehensive wildlife and environmental assessment, planning, and monitoring services; TerraData Unmanned, PLLC, a company headquartered in Florida who custom manufactures NDAA compliant drones and unmanned ground crawlers to meet the needs of its customers; and TJM Electronics West, Inc., a company headquartered in Arizona who is a U.S. manufacturer and tester of advanced electronics, cables and sub-assemblies specializing in advanced package and complex CCA and hardware.

Liquidation/winding up of Optilan (UK) Limited

On May 3, 2023, Eversheds Sutherland (International) LLP, a creditor of Optilan (UK) Limited, filed a petition to wind up (“Winding up Petition”) Optilan (UK) Limited, a wholly owned subsidiary of the Company’s Subsidiary, Optilan HoldCo 3 Limited, and the matter was due to be heard in the Portsmouth Combined Court Centre on June 28, 2023.

On June 28, 2023, the High Court of Justice in the United Kingdom issued a winding-up order for the liquidation and winding up of the affairs of Optilan (UK) Limited (“Optilan Liquidation”). In conjunction with the order, the court appointed the Official Receiver’s Office (“OR”) to take the appointment as liquidator of Optilan (UK) Limited and take control of Optilan (UK) Limited’s assets.

At the same time the court appointed the OR to take the appointment as liquidator of Optilan (UK) Limited. The OR has taken control of Optilan (UK) Limited’s assets. To date the ORs Office has initiated contact with Optilan but we still wait to receive details of the individual who will be taking the role of OR.

On July 3, 2023, Optilan (UK) Limited received a letter from The Insolvency Service, an executive agency sponsored by the Department for Business and Trade located in the U.K. Pursuant to the letter of The Insolvency Services, the Company was required to provide information relating to Optilan (UK) Limited to the Official Receiver’s Office (a government body of Plymouth, the United Kingdom) and attend an interview with staff of the Official Receiver’s Office to review the prospect of recovering the assets of Optilan (UK) Limited for the benefit of creditors. The interview occurred July 18, 2023.

The Company is an Unsecured creditor of Optilan (UK) Limited and is at risk of losing any repayment of obligations due from Optilan (UK) Limited because there are several intercompany relationships between the Company and Optilan (UK) Limited, the financial impact of any future claims and liabilities may not be known for several months. The Company has approximately $19.4 million intercompany payables due from Optilan (UK), which will increase the Company liabilities for any obligations not repaid. At the time of this filing the Company is still evaluating the full effects of the winding-up order for liquidation and the material adverse effects it will have on the Company’s continued operations and ability to meet future obligations.

On August 9, 2023, Evelyn Partners was appointed Joint Liquidator.

Quarter Ended March 31 Accounting Analysis

The Company performed an analysis of the trade receivables related to Optilan (UK) Limited and determined that an additional $2,422,457 may not be collectible pursuant to the Optilan Liquidation. As of March 31, 2023, the Company recorded a bad debt provision for this amount.

As a result of the Optilan Liquidation, management determined that certain events and circumstances occurred that indicated that the carrying amount of the Company’s reporting unit may not be recoverable as of March 31, 2023. The qualitative assessment was primarily due to the customer contracts held by Optilan (UK) Limited at March 31, 2023 and the associated revenue projections by the UK subsidiary that is subject to the potential winding up. As such, the Company compared the fair value of the reporting unit to the carrying amounts and recorded an impairment loss of $6,925,137 pertaining to impairment and goodwill in the consolidated statements of operations. The Company recorded impairment of the indefinite-lived intangible asset of $356,260, and impairment of goodwill of $6,568,877. The Company has one reporting unit which was evaluated in the impairment test noted above. As a result of the impairment, the Company had a carrying value of $0 pertaining to goodwill and intangible assets as of September 30, 2023.

Quarter Ended September 30 Accounting Analysis

Optilan (UK) Limited became subject to the control of a government and was appointed an administrator. In this situation, when the parent ceases to have a financial interest in a subsidiary and does not retain an investment in that subsidiary, the parent should deconsolidate the subsidiary and recognize a gain or loss on deconsolidation in accordance with ASC 810-10-40-5.

In addition, ASC 810-10-40-3A states when a parent deconsolidates a subsidiary or derecognizes a group of assets, the parent no longer controls the subsidiary's assets and liabilities or the group of assets. The parent therefore shall derecognize the assets, liabilities, and equity components related to that subsidiary or group of assets. The equity components will include any noncontrolling interest as well as amounts previously recognized in accumulated other comprehensive income. If the subsidiary or group of assets being deconsolidated or derecognized is a foreign entity (or represents the complete or substantially complete liquidation of the foreign entity in which it resides), then the amount of accumulated other comprehensive income that is reclassified and included in the calculation of gain or loss shall include any foreign currency translation adjustment related to that foreign entity.

Upon the liquidation, on June 28, 2023, the Company derecognized Optilan UK’s assets and liabilities and recorded a loss on consolidation of $1,642,795, which was recognized in other income (expenses) in the consolidated statements of operations.

Included in the loss on consolidation of $1,642,795 are the gains on intercompany receivables and payables and currency translation adjustment $12,721,532 and $1,545,008 respectively, offset by the net loss of $12,623,745 which is the impairment of investments and intercompany receivables no longer expected to be collected.

In addition, the allowance of $2,422,457 was recorded against receivables that have been deemed uncollectible.